EXTERNAL USE

RESIDENTIAL MORTGAGE FINANCE

TERM SHEET

$[348,241,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)

STRUCTURED ASSET SECURITIES CORPORATION 2005-14

Class	Approx.imate Size ($)	Coupon (1)	Security Description	WAL To Maturity (yrs) (2)	Principal Payment to Maturity Window (2)	Expected Initial Loss Coverage	Legal Final Maturity	Expected Ratings (3)
1A1	$[348,241,000]	5.50%	Fixed PT	[5.1]	07/05 – 05/35	[2.75]%	July 25, 2035	AAA
AP (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
AX (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
B1 (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
B2 (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
B3 (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
B4 (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
B5 (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
B6 (4)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered
R (4) (5)	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered	Not Offered

(1)

The Class coupons are described under “Interest Rates” on page [5].

(2)

Prepayments were run at 333% PSA per annum.  Assumes bonds pay on the 25th of every month beginning in July 2005.

(3)

It is expected that two out of three of S&P, Moody’s and Fitch will rate all of the senior certificates. One of the aforementioned will rate all of the certificates (other than the B6 Certificates).

(4)

Non-offered classes.

(5)

Non-economic REMIC residual.

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF JUNE 2005 UNLESS OTHERWISE INDICATED.  THE INFORMATION

CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.  THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

EXTERNAL USE

RESIDENTIAL MORTGAGE FINANCE

Deal Overview:

•

The collateral pool is comprised of 30 year fixed rate, first lien, fully amortizing mortgage loans:

•

The trust will issue [10] classes of certificates:  [7] classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

•

Class AP is a Principal-Only Certificate. They will receive no payments of interest.

•

Class AX is a Interest-Only Certificate. They will receive no payments of principal.

•

The trust will issue 6 classes of subordinate certificates.  The Non-AP Percentage of Realized Losses will be applied to Class B6, Class B5, Class B4, Class B3, Class B2 and Class B1, in that order, until their principal balances are reduced to zero.  Once the subordinate classes are reduced to zero, the Non-AP Percentage of Realized Losses will be applied to the Non-AP Senior Certificates on a pro-rata basis.

•

The AP Percentage of Realized Losses will be allocated to the Class AP.

•

The Master Servicer, Aurora Loan Services, maintains a 10% Optional Termination on the collateral.

Terms of the Offering:

Cut off Date:

June 1, 2005

Closing Date:

June 30, 2005

Settlement Date:

June 30, 2005

Distribution Dates:

25th of each month, commencing in July 2005

Collection Period:

The calendar month preceding the current Distribution Date

Issuer:

Structured Asset Securities Corp (“SASCO”)

Underwriter:

Lehman Brothers Inc.

Master Servicer:

Aurora Loan Services

Servicing Fee:

Generally 0.25% per annum

Trustee:

TBD

Rating Agencies:

It is expected that two out of three of S&P, Moody’s and Fitch will rate all of the senior certificates. One of the aforementioned will rate all of the certificates (other than the B6 Certificates).

Day Count:

30/360

Delay Days:

24 days

Terms of the Offering (cont.):

Interest Accrual Period:

The interest accrual period with respect to all Classes of Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

Accrued Interest:

All Certificates settle with 30 days of accrued interest

Registration:

Book-entry form through DTC

Tax Status:

REMIC for Federal income tax purposes.

Pricing Prepayment

Assumption:

333% PSA.

SMMEA Eligibility:

The senior certificates and the Class B1 Certificates will be SMMEA eligible.

ERISA Eligibility:

The senior certificates (with the exception of the Class R), Class B1, Class B2 and Class B3 will be ERISA eligible.

Due Period:

The “Due Period” related to each Distribution Date starts on the second day of the month preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Terms of the Offering (cont.):

Interest Rates:

Class 1A1 and Class R are senior certificates and will accrue interest at a rate of 5.50%.

Class AX is an interest-only certificate.  It will accrue interest at a fixed rate of 5.50%.  The notional balance will be equal to (1) the product of (a) the weighted average of the net mortgage rates of the Non-Discount Loans minus the Strip Rate and (b) the principal balance of the Non-Discount Loans divided by (2) 5.50%.

Class AP is a principal-only certificate.  They will not be entitled to payments of interest.

Classes B1, B2, B3, B4, B5 and B6 will accrue interest at a rate of 5.50%.

Terms of the Offering  – Credit Enhancement:

Credit Enhancement:

Senior-subordinate, shifting interest structure.  The initial credit enhancement for the senior certificates will consist of the subordination of the Class B1, B2, B3, B4, B5 and B6 certificates (initially [2.75]%).

Priority of Payment	↓	Class A Credit Support of [2.75]%	↑	Order of Loss Allocation
Class B1 Credit Support of [ ]%
Class B2 Credit Support of [ ]%
Class B3 Credit Support of [ ]%
Class B4 Credit Support of [ ]%
Class B5 Credit Support of [ ]%
Class B6 No Credit Support

Terms of the Offering  – Distribution of Principal:

Shifting Interest Structure with 5 year lockout

Distribution Dates (months)	Prepayment Shift Percentage
1 – 60	100%
61 – 72	70%
73 – 84	60%
85 – 96	40%
97 – 108	20%
109+	0%

Senior Percentage:

On any distribution date, the percentage equivalent of a fraction, the numerator of which is the sum of the class principal amounts of each class of senior certificates (excluding the Class AP certificates) and the denominator of which is the Non-AP collateral balance for the immediately preceding distribution date.

Subordinate Percentage:

On any distribution date, one minus the Senior Percentage.

Terms of the Offering  – Distribution of Principal (continued):

Senior Prepayment

On any distribution date, the sum of (1) the Senior Percentage and

Percentage:

(2) the product of (a) the Prepayment Shift Percentage for that distribution date multiplied by (b) the Subordinate Percentage for that distribution date.

Subordinate

On any distribution date, one minus the Senior Prepayment

Prepayment Percentage:

Percentage.

Strip Rate:

5.50%

Discount Loan:

A loan with a net mortgage rate less than the Strip Rate.

Non-Discount Loan:

A loan with a net mortgage rate greater than or equal to the Strip Rate.

AP Percentage:

For any Discount Loan, the percentage equivalent of a fraction, the numerator of which is the Strip Rate minus the net mortgage rate for such Discount Loan and the denominator of which is the Strip Rate.  For any Non-Discount Loan, 0%.

Non-AP Percentage:

For any Discount Loan, 100% minus its AP Percentage.  For any Non-Discount Loan, 100%.

Terms of the Offering  – Distribution of Principal (continued):

AP Principal

On any distribution date, the sum of (1) the related AP Percentage of

Distribution Amount:

scheduled principal collections of each loan and (2) the related AP Percentage of unscheduled principal collections of each loan.

Senior Principal

On any distribution date, the sum of (1) the product of

Distribution Amount:

(a) the Senior Percentage and (b) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (2) the product of (a) the Senior Prepayment Percentage and (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Subordinate Principal

On any distribution date, the sum of (1) the product of

Distribution Amount:

(a) the Subordinate Percentage and (b) the sum of the related Non-AP Percentage of scheduled principal collections of each loan and (2) the product of (a) the Subordinate Prepayment Percentage and (b) the sum of the related Non-AP Percentage of unscheduled principal collections of each loan.

Principal Paydown Rules:

I. Pay AP Principal Distribution Amount as follows:

•

Allocate AP Principal Distribution Amount to Class AP until reduced to zero

II. Pay Senior Principal Distribution Amount sequentially as follows:

1)

Pay Class R until reduced to zero.

2)

Pay Class 1A1 until reduced to zero.

III. Pay Subordinate Principal Distribution Amount as follows*:

*Subject to credit support tests

•

Sequentially, pay Class B1, B2, B3, B4, B5 and B6 their pro-rata share of the Subordinate Principal Distribution Amount until reduced to zero.

Yield Table:

	110 PSA	124 PSA	153 PSA	333 PSA	1448 PSA	1562 PSA	1567 PSA
100-00	5.51	5.51	5.50	5.47	5.32	5.30	5.30
100-04	5.49	5.49	5.48	5.44	5.23	5.22	5.22
100-08	5.48	5.47	5.46	5.41	5.15	5.13	5.13
100-12	5.46	5.45	5.44	5.38	5.07	5.04	5.04
100-16	5.44	5.44	5.42	5.35	4.98	4.95	4.95
100-20	5.42	5.42	5.40	5.32	4.90	4.87	4.86
100-24	5.41	5.40	5.38	5.29	4.82	4.78	4.78
100-28	5.39	5.38	5.36	5.26	4.73	4.69	4.69
101-00	5.37	5.36	5.35	5.23	4.65	4.60	4.60
101-04	5.36	5.35	5.33	5.20	4.57	4.52	4.52
101-08	5.34	5.33	5.31	5.17	4.49	4.43	4.43
101-12	5.32	5.31	5.29	5.14	4.41	4.35	4.34
101-16	5.30	5.29	5.27	5.11	4.32	4.26	4.26
101-20	5.29	5.27	5.25	5.08	4.24	4.17	4.17
101-24	5.27	5.26	5.23	5.05	4.16	4.09	4.08
101-28	5.25	5.24	5.21	5.02	4.08	4.00	4.00
102-00	5.24	5.22	5.19	4.99	4.00	3.92	3.91
WAL (yr)	10.68	10.03	8.89	5.07	1.60	1.52	1.52
First Prin Pay Last Prin Pay	07/05 - 05/35	07/05 - 05/35	07/05 - 05/35	07/05 - 05/35	07/05 - 10/08	07/05 - 06/08	07/05 - 06/08

Collateral Stipulations (Subject to Change):

INTEREST RATE RANGE

5.25 – 7.875

GROSS WAC

5.97%

(+/- 5 Bps)

ORIGINAL WAM

360

CURRENT WAM

359

(+/- 2 Months)

WALTV %

71

WAFICO

735

CALIFORNIA %

29

(MAX 30%)

SINGLE LARGEST ZIP CODE %

0.65

(MAX 1%)

AVERAGE UPB

$425,000

CASH-OUT REFINANCE %

40.00

(MAX 40%)

PRIMARY RESIDENCE %

95.00

(MIN 93%)

SINGLE FAMILY/PUD %

95.00

(MIN 93%)

FULL DOCUMENTATION %

87.00

(MIN 85%)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).